[Logo] M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)

[Graphic Omitted]

                              MFS(R) GLOBAL TOTAL
                              RETURN FUND

                              ANNUAL REPORT o OCTOBER 31, 2000




                          ----------------------------------------
                             MUTUAL FUND GIFT KITS (see page 38)
                          ----------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 28
Independent Auditors' Report .............................................. 36
Trustees and Officers ..................................................... 41

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include
  o  face-to-face contact with senior management as well as frontline workers
  o  analysis of the company's financial statements and balance sheets
  o  contact with the company's current and potential customers
  o  contact with the company's competitors
  o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

November 16, 2000

A prospectus containing more complete information on any MFS product, including charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended October 31, 2000, Class A shares of the fund provided a total return of 7.76%, Class B shares 7.07%, Class C shares 7.11% and Class I shares 8.19%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges, and compare to the following returns for the fund's benchmarks: 8.87% for the Lipper Global Flexible Fund Index, 6.09% for the Standard & Poor's 500 Composite Index (the S&P 500), and -1.04% for a benchmark comprised of 60% of the Morgan Stanley Capital International
(MSCI) World Index and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index). The S&P 500 is a popular, unmanaged index of common stock total return performance. The Lipper mutual fund indices are unmanaged, net-asset-value-weighted indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends. The MSCI World Index is a broad, unmanaged index of global equities. The Morgan Index is an aggregate of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year. During the same period, the average global flexible fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 7.65%.

Q. CAN YOU TELL US ABOUT THE INVESTMENT STRATEGY FOR THE PORTFOLIO AND HOW IT HAS AFFECTED RECENT PERFORMANCE?

A. Our investment strategy stresses value stocks, particularly value among growth stocks. In other words, our goal is to find companies with strong earnings and sales growth potential and to buy them at what we feel are undervalued prices. Recently, our strategy has had a positive effect on performance, as we've seen investors shift assets into more value-oriented stocks, and growth-oriented stocks with proven earnings records. In addition, unlike some flexible global portfolio managers who may maintain larger exposure to equities, we maintain a disciplined asset allocation. Accordingly, the portfolio's typical asset allocation has remained consistent, ranging from 55% to 65% in equities and 35% to 45% in bonds and short-term investments. In recent months, most sectors of the bond market outperformed equities, which provided a boost to the fund's performance.

Q.  WHAT OTHER FACTORS AFFECTED PERFORMANCE?

A. Recent weakness in technology, telecommunications, and media stocks detracted from the portfolio's total return; however, many of our stock picks in these sectors generally held up much better than those of the overall group. Within these groups, our significant holdings in stocks such as Canadian telecommunications equipment manufacturer Nortel Networks, French television operator Television Francaise, and Japanese technology conglomerate Rohm all provided favorable results. We believe that these companies' product lines offer compelling competitive advantages, their earnings outlooks appear bright, and their management teams have generally initiated effective cost-cutting measures, greater efficiencies, and aggressive marketing efforts to increase market share.

Q.  WHERE ELSE HAVE YOU SEEN OPPORTUNITIES?

A. We've witnessed international investors becoming increasingly focused on personal investing and retirement planning versus simply saving. We believe this trend has been creating numerous opportunities for large financial services firms and insurance companies, such as QBE Insurance and ING, to gather more assets and add to their bottom-line profit growth.

Q.  WHAT WAS YOUR STRATEGY WITH BOND HOLDINGS IN THE PORTFOLIO?

A. We continued to invest only in government or government-guaranteed bonds. Our main focus was the dollar bloc, particularly the United States, where the portfolio's returns were bolstered by our heavy concentration in U.S. Treasury securities. These proved to be among the best-performing bonds in the global fixed-income markets. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The U.S. federal budget surplus encouraged the U.S. Treasury to auction fewer bonds and to implement a program of buying back long-term debt that carried higher interest rates. Reduced supply and strong demand helped yields fall and prices rise, especially on long-term Treasuries.

Q.  ARE YOU CONCERNED ABOUT THE WEAK EURO AFFECTING CORPORATE EARNINGS?

A. We're keeping a close eye on some of our large multinational companies that derive revenue from business operations in Europe, as a weaker euro generally means that their revenue from Europe translates into fewer dollars. As a result, we've concentrated on businesses with well-diversified revenue streams that are generally experiencing accelerating sales growth in their local markets and core product lines. Good examples of this strategy have included conglomerates such as General Electric and Tyco and diversified food and consumer products companies such as Diageo and Nestle.

Q.  WHAT'S YOUR OUTLOOK FOR THE GLOBAL MARKETS?

A. We believe U.S. economic growth should continue to buoy U.S. markets and help support stock markets around the globe. However, we think the significant outperformance of U.S. stocks could be at a turning point given the amount of business taking place around the world. In 1970, only 37% of the world's market capitalization existed outside the U.S.; now, more than half of it does, according to Morgan Stanley Capital International. In the years to come, we believe the capital markets will continue to expand, as more economies in Asia, Europe, and Latin America undergo privatization and companies everywhere attempt to maximize shareholder value in response to increased international competition. This trend doesn't necessarily mean that the U.S. market will decline, but we believe it may slow while stocks overseas begin to post higher gains.

    /s/ Stephen C. Bryant      /s/ Steven R. Gorham
        Stephen C. Bryant          Steven R. Gorham
        Portfolio Manager          Portfolio Manager

    /s/ Frederick J. Simmons
        Frederick J. Simmons
        Portfolio Manager

Note to shareholders: Effective July 1, 2000, Steven R. Gorham and Stephen C. Bryant joined Frederick J. Simmons as portfolio managers of the fund. Mr. Simmons and Mr. Gorham are managers of the common stock portion of the fund's portfolio. Mr. Bryant is a manager of the fixed income portion of the fund's portfolio.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

STEPHEN C. BRYANT IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF OUR GLOBAL FIXED-INCOME INSTITUTIONAL PRODUCTS AND THE GLOBAL GOVERNMENTS PORTFOLIO OF OUR MUTUAL FUNDS AND VARIABLE ANNUITY PRODUCTS. HE ALSO MANAGES MFS(R) GOVERNMENT MARKETS INCOME TRUST AND MFS(R) INTERMEDIATE INCOME TRUST, TWO CLOSED-END FUNDS. HE JOINED MFS IN 1987 AS ASSISTANT VICE PRESIDENT. HE WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1992, AND SENIOR VICE PRESIDENT IN 1993. STEVE IS A GRADUATE OF WESLEYAN UNIVERSITY.

STEVEN R. GORHAM, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A PORTFOLIO MANAGER OF THE GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES. STEVE JOINED MFS IN 1989 AS A TELESERVICES REPRESENTATIVE. HE JOINED THE FINANCIAL ADVISOR DIVISION SALES DESK IN 1991. IN 1992 HE JOINED THE EQUITY RESEARCH DEPARTMENT, AND HE BECAME A RESEARCH ANALYST IN 1993 AND AN INVESTMENT OFFICER IN 1996. HE WAS NAMED VICE PRESIDENT IN 1998 AND A PORTFOLIO MANAGER IN JUNE 2000. HE IS A GRADUATE OF THE UNIVERSITY OF NEW HAMPSHIRE AND HAS AN M.B.A. FROM BOSTON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC. AND IS A CHARTERED FINANCIAL ANALYST (CFA).

FREDERICK J. SIMMONS, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE MANAGES THE GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUND, VARIABLE ANNUITY, AND OFFSHORE PRODUCT LINES. FRED JOINED MFS IN 1971 AS INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1975 AND SENIOR VICE PRESIDENT IN 1983. FRED GRADUATED WITH HONORS FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A CHARTERED FINANCIAL ANALYST (CFA), A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON.

ALL PORTFOLIO MANAGERS OF MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.


--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:               TO SEEK TOTAL RETURN BY PROVIDING ABOVE-AVERAGE INCOME
                         (COMPARED TO A PORTFOLIO INVESTED ENTIRELY IN EQUITY
                         SECURITIES) AND OPPORTUNITIES FOR GROWTH OF CAPITAL
                         AND INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   SEPTEMBER 4, 1990

CLASS INCEPTION:         CLASS A  SEPTEMBER 4, 1990
                         CLASS B  SEPTEMBER 7, 1993
                         CLASS C  JANUARY 3, 1994
                         CLASS I  JANUARY 2, 1997

SIZE:                    $343.5 MILLION NET ASSETS AS OF OCTOBER 31, 2000

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended October 31, 2000)

            MFS Global        Lipper            S&P        60% MSCI World
              Total           Global            500        Index/40% J,P,
            Return Fund      Flexible        Composite     Morgan Global
            - Class A      Fund Index         Index    Government Bond Index
--------------------------------------------------------------------------------
10/90        $ 9,525         $10,000         $10,000         $10,000
10/92         12,387          11,967          14,679          11,600
10/94         15,174          14,711          17,525          14,776
10/96         19,484          18,413          27,497          18,547
10/98         25,766          21,962          44,316          23,777
10/00         29,143          28,338          59,084          26,624

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2000

CLASS A
                                                        1 Year      3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +7.76%      +29.27%       +73.59%      +205.96%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +7.76%      + 8.94%       +11.66%      + 11.83%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      +2.64%      + 7.18%       +10.58%      + 11.29%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                        1 Year      3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +7.07%      +26.73%       +68.01%      +191.70%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +7.07%      + 8.22%       +10.94%      + 11.30%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      +3.14%      + 7.36%       +10.67%      + 11.30%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                        1 Year      3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +7.11%      +26.73%       +68.17%      +192.78%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +7.11%      + 8.22%       +10.96%      + 11.34%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      +6.13%      + 8.22%       +10.96%      + 11.34%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                        1 Year      3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +8.19%      +30.87%       +76.14%      +210.46%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +8.19%      + 9.38%       +11.99%      + 12.00%
-------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                        1 Year      3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Average global flexible fund+                           +7.65%      +10.04%       +11.90%      + 11.30%
-------------------------------------------------------------------------------------------------------
Lipper Global Flexible Index Fund+                      +8.87%      + 9.97%       +12.04%      + 10.98%
-------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                  +6.09%      +17.60%       +21.67%      + 19.44%
-------------------------------------------------------------------------------------------------------
60% MSCI World Index/40% J.P. Morgan
  Global Government Bond Index#                         -1.04%      + 8.77%       +10.00%      + 10.29%
-------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
 +  Source: Lipper Inc.
 #  Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2000

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                           17.8%
TECHNOLOGY                                   12.3%
UTILITIES & COMMUNICATIONS                   11.0%
HEALTH CARE                                  10.9%
CONSUMER STAPLES                             10.5%

TOP 10 STOCK HOLDINGS

VODAFONE GROUP PLC  2.6%                    AKZO NOBEL N.V.  2.0%
British global industrial and               Diversified Dutch chemical company
telecommunications company
                                            QBE INSURANCE GROUP LTD. 1.9%
BOEING CO.  2.2%                            Australian commercial insurance
Aircraft manufacturer                       company

ROYAL DUTCH PETROLEUM CO.  2.1%             NESTLE S.A.  1.8%
Oil exploration and production company      International food company

GENERAL ELECTRIC CO.  2.1%                  HEWLETT-PACKARD CO. 1.7%
Diversified manufacturing and financial     U.S. computer systems company
services conglomerate
                                            BP AMOCO  PLC  1.7%
DIAGEO PLC  2.0%                            British oil and petrochemical
Worldwide consumer goods company            company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- October 31, 2000

Stocks - 62.0%
-----------------------------------------------------------------------------
ISSUER                                                   SHARES         VALUE
-----------------------------------------------------------------------------
Foreign Stocks - 38.3%
  Australia - 2.0%
    Australia & New Zealand Banking Group Ltd.
      (Banks and Credit Cos.)*                          217,107  $  1,602,885
    Broken Hill Proprietary Co. Ltd. (Mining)           106,600     1,032,791
    OneSteel Ltd. (Steel Production)*                    26,650        12,703
    QBE Insurance Group Ltd. (Insurance)*               890,218     4,104,876
                                                                 ------------
                                                                 $  6,753,255
-----------------------------------------------------------------------------
  Brazil - 0.3%
    Empresa Brasileira de Aeronautica S.A., ADR
      (Aerospace and Defense)                            30,520  $    883,172
-----------------------------------------------------------------------------
  Canada - 2.1%
    BCE, Inc. (Telecommunications)                       37,300  $  1,009,431
    Canadian National Railway Co. (Railroads)            95,539     3,009,479
    Manitoba Telecom Services, Inc.
     (Telecommunications)                                38,100       785,953
    Nortel Networks Corp. (Telecommunications)           53,134     2,417,597
                                                                 ------------
                                                                 $  7,222,460
-----------------------------------------------------------------------------
  Denmark - 0.5%
    Danske Bank (Banks and Credit Cos.)                   6,700  $    970,516
    ISS (Business Services)*                             11,500       708,298
                                                                 ------------
                                                                 $  1,678,814
-----------------------------------------------------------------------------
  France - 5.1%
    Alcatel (Telecommunications)*                        10,100  $    616,172
    Aventis S.A. (Pharmaceuticals)                       25,200     1,817,488
    Axa (Insurance)                                      10,000     1,323,660
    Castorama Dubois Investisse (Stores)                  7,700     1,565,415
    Pinault-Printemps-Redoute S.A. (Retail)               8,100     1,445,361
    Sanofi-Synthelabo S.A. (Medical and
      Health Products)                                   33,920     1,784,430
    Societe Television Francaise 1
      (Entertainment)*                                   51,000     2,782,487
    StMicroelectronics N.V. (Electronics)                34,400     1,735,251
    Technip S.A. (Construction)                          10,600     1,356,311
    Total Fina S.A., ADR (Oils)                          41,100     2,943,787
                                                                 ------------
                                                                 $ 17,370,362
-----------------------------------------------------------------------------
  Germany - 1.8%
    Fresenius AG, Preferred (Medical Supplies)            5,600  $  1,382,716
    Henkel KGaA, Preferred (Chemicals)                   44,220     2,675,600
    ProSieben Sat.1 Media AG, Preferred
      (Entertainment)*                                   71,200     2,241,330
                                                                 ------------
                                                                 $  6,299,646
-----------------------------------------------------------------------------
  Hong Kong - 0.4%
    China Mobile (Hong Kong) Ltd.
      (Telecommunications)                              220,000  $  1,410,528
-----------------------------------------------------------------------------
  Italy - 0.5%
    San Paolo - Imi S.p.A. (Banks and Credit Cos.)      113,000  $  1,831,318
-----------------------------------------------------------------------------
  Japan - 7.6%
    Canon, Inc. (Special Products and Services)          89,000  $  3,532,264
    Eisai Co. Ltd. (Medical and Health Products)         36,000     1,108,708
    Fast Retailing Co. Ltd. (Retail)                      7,800     1,919,615
    Fuji Heavy Industries Ltd. (Automotive)              51,000       355,270
    Fujitsu Ltd. (Computer Hardware - Systems)           59,000     1,051,292
    Hitachi Ltd. (Electronics)                           95,000     1,018,790
    Mitsubishi Electric Corp. (Electronics)              82,000       589,258
    Nintendo Co. (Entertainment)                          1,900       314,345
    Nippon Telegraph & Telephone Co. (Utilities -
      Telephone)                                             48       436,884
    Nitto Denko Corp. (Industrial Goods and Services)    20,000       676,444
    NTT DoCoMo, Inc. (Telecommunications)                   125     3,082,035
    Rohm Co. (Electronics)                               13,400     3,378,864
    Secom Co. (Security Services)                        31,000     2,210,632
    Sony Corp. (Electronics)                             20,100     1,606,526
    Sumitomo Electric Industries Ltd. (Wire
      and Cable Products)                                23,000       424,794
    Terumo Corp. (Medical and Health Services)           49,000     1,387,809
    Tokyo Broadcasting System, Inc. (Entertainment)      30,000     1,174,152
    Tokyo Gas Co. Ltd. (Gas)                            440,000     1,149,404
    Uni-Charm Corp. (Forest and Paper Products)           3,100       132,695
    Ushio, Inc. (Electronics)                            39,000       679,193
                                                                 ------------
                                                                 $ 26,228,974
-----------------------------------------------------------------------------
  Mexico - 0.6%
    Fomento Economico Mexicano S.A. de C.V., ADR
      (Food  and Beverage Products)                      25,900  $    989,056
    Grupo Iusacell S.A. de C.V., ADR
      (Telecommunications)*                               2,150        27,950
    Grupo Television S.A. de C.V., GDR
      (Entertainment)*                                   20,600     1,114,975
                                                                 ------------
                                                                 $  2,131,981
-----------------------------------------------------------------------------
  Netherlands - 3.8%
    Akzo Nobel N.V. (Chemicals)                          93,680  $  4,264,505
    ING Groep N.V. (Financial Services)*                 52,166     3,581,751
    KPN N.V. (Telecommunications)*                       36,580       740,880
    Royal Dutch Petroleum Co., ADR (Oils)                76,610     4,548,719
                                                                 ------------
                                                                 $ 13,135,855
-----------------------------------------------------------------------------
  Singapore - 0.3%
    Singapore Press Holdings Ltd. (Printing and
      Publishing)                                        73,000  $  1,043,570
-----------------------------------------------------------------------------
  South Korea - 0.1%
    Korea Electric Power Corp.
     (Utilities - Electric)                              11,600  $    259,366
-----------------------------------------------------------------------------
  Spain - 1.6%
    Altadis S.A. (Tobacco)                              228,354  $  3,390,773
    Repsol-YPF, S.A. (Oils)                              45,900       729,072
    Telefonica S.A. (Telecommunications)                 76,400     1,456,627
                                                                 ------------
                                                                 $  5,576,472
-----------------------------------------------------------------------------
  Sweden - 0.8%
    Saab AB, "B" (Aerospace)                            255,200  $  1,737,567
    Skandia Forsakrings AB (Insurance)                   52,800       896,098
                                                                 ------------
                                                                 $  2,633,665
-----------------------------------------------------------------------------
  Switzerland - 1.9%
    Nestle S.A. (Food and Beverage Products)              1,847  $  3,828,432
    Novartis AG (Medical and Health Products)             1,245     1,889,219
    Serono S.A., ADR (Biotechnology)*                    33,700       762,462
                                                                 ------------
                                                                 $  6,480,113
-----------------------------------------------------------------------------
  United Kingdom - 8.9%
    AstraZeneca Group PLC (Medical and
      Health Products)                                   37,263  $  1,761,050
    Boots Co. PLC (Retail)*                             243,300     1,941,255
    BP Amoco PLC, ADR (Oils)                             71,546     3,644,374
    British Telecommunications PLC
     (Telecommunications)*                              146,684     1,719,380
    Carlton Communications PLC (Broadcasting)*           81,706       657,847
    CGNU PLC (Insurance)*                               168,576     2,254,782
    Diageo PLC (Food and Beverage Products)*            454,194     4,286,142
    HSBC Holdings PLC (Banks and Credit Cos.)*          195,991     2,792,065
    Reckitt Benckiser PLC (Consumer Goods
      and Services)                                      66,400       872,719
    Reuters Group PLC (Business Services)               137,450     2,675,932
    Royal Bank of Scotland Group PLC
      (Banks and Credit Cos.)*                           37,000       830,367
    Standard Chartered PLC (Banks and Credit Cos.)*     106,640     1,537,745
    Vodafone Group PLC (Telecommunications)*          1,339,864     5,573,680
                                                                 ------------
                                                                 $ 30,547,338
-----------------------------------------------------------------------------
Total Foreign Stocks                                             $131,486,889
-----------------------------------------------------------------------------
U.S. Stocks - 23.7%
  Advertising - 0.6%
    Omnicom Group, Inc.                                  22,550  $  2,080,238
-----------------------------------------------------------------------------
  Aerospace - 1.7%
    Boeing Co.                                           67,600  $  4,584,125
    General Dynamics Corp.                                5,600       400,750
    United Technologies Corp.                            13,700       956,431
                                                                 ------------
                                                                 $  5,941,306
-----------------------------------------------------------------------------
  Automotive - 0.2%
    Delphi Automotive Systems Corp.                      22,500  $    352,969
    Visteon Corp.                                        25,100       443,956
                                                                 ------------
                                                                 $    796,925
-----------------------------------------------------------------------------
  Banks and Credit Companies - 0.5%
    Chase Manhattan Corp.                                11,500  $    523,250
    PNC Financial Services Group                         13,600       909,500
    Providian Financial Corp.                             4,000       416,000
                                                                 ------------
                                                                 $  1,848,750
-----------------------------------------------------------------------------
U.S. Stocks - continued
  Biotechnology - 1.1%
    Pharmacia Corp.                                      65,897  $  3,624,335
-----------------------------------------------------------------------------
  Business Machines - 2.2%
    Hewlett-Packard Co.                                  80,000  $  3,715,000
    International Business Machines Corp.                30,480     3,002,280
    Sun Microsystems, Inc.*                               6,200       687,425
                                                                 ------------
                                                                 $  7,404,705
-----------------------------------------------------------------------------
  Business Services - 0.6%
    Automatic Data Processing, Inc.                      11,700  $    764,156
    Computer Sciences Corp.*                             15,700       989,100
    United Parcel Service, Inc.                           5,460       331,695
                                                                 ------------
                                                                 $  2,084,951
-----------------------------------------------------------------------------
  Computer Hardware - Systems - 0.1%
    Compaq Computer Corp.                                12,100  $    367,961
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.2%
    America Online, Inc.*                                 3,600  $    181,548
    Microsoft Corp.*                                      6,000       413,250
                                                                 ------------
                                                                 $    594,798
-----------------------------------------------------------------------------
  Computer Software - Services - 0.1%
    EMC Corp.*                                            4,800  $    427,500
-----------------------------------------------------------------------------
  Construction Services - 0.1%
    Martin Marietta Materials, Inc.                      11,786  $    452,582
-----------------------------------------------------------------------------
  Consumer Goods and Services - 1.8%
    Philip Morris Cos., Inc.                             85,150  $  3,118,619
    Tyco International Ltd.                              56,644     3,211,006
                                                                 ------------
                                                                 $  6,329,625
-----------------------------------------------------------------------------
  Electrical Equipment - 1.3%
    General Electric Co.                                 81,270  $  4,454,612
-----------------------------------------------------------------------------
  Financial Institutions - 1.4%
    AXA Financial, Inc.                                  11,400  $    616,312
    Freddie Mac Corp.                                    28,960     1,737,600
    Goldman Sachs Group, Inc.                             4,930       492,076
    Merrill Lynch & Co., Inc.                            21,000     1,470,000
    Morgan Stanley Dean Witter & Co.                      4,200       337,313
                                                                 ------------
                                                                 $  4,653,301
-----------------------------------------------------------------------------
  Food and Beverage Products - 0.9%
    Anheuser-Busch Cos., Inc.                            68,400  $  3,129,300
-----------------------------------------------------------------------------
  Insurance - 2.8%
    AFLAC, Inc.                                          14,200  $  1,037,487
    American International Group, Inc.                   35,092     3,439,016
    MetLife, Inc.*                                       59,420     1,641,477
    Nationwide Financial Services, Inc., "A"             10,100       491,113
    St. Paul Cos., Inc.                                  53,300     2,731,625
    UnumProvident Corp.                                  15,500       437,875
                                                                 ------------
                                                                 $  9,778,593
-----------------------------------------------------------------------------
  Machinery - 1.0%
    Deere & Co.                                          59,600  $  2,194,025
    Ingersoll-Rand Co.                                   36,800     1,389,200
                                                                 ------------
                                                                 $  3,583,225
-----------------------------------------------------------------------------
  Medical and Health Products - 2.3%
    American Home Products Corp.                         44,400  $  2,819,400
    Bristol-Myers Squibb Co.                             57,060     3,477,094
    Medtronic, Inc.                                       7,200       391,050
    Pfizer, Inc.                                         23,900     1,032,181
                                                                 ------------
                                                                 $  7,719,725
-----------------------------------------------------------------------------
  Metals and Minerals - 0.5%
    Alcoa, Inc.                                          37,000  $  1,061,438
    Phelps Dodge Corp.                                   14,800       691,900
                                                                 ------------
                                                                 $  1,753,338
-----------------------------------------------------------------------------
  Oils - 1.4%
    Baker Hughes, Inc.                                   18,000  $    618,750
    Exxon Mobil Corp.                                    23,090     2,059,340
    Halliburton Co.                                      47,300     1,753,056
    Santa Fe International Corp.                         12,400       452,600
                                                                 ------------
                                                                 $  4,883,746
-----------------------------------------------------------------------------
  Retail - 0.5%
    CVS Corp.                                            18,300  $    968,756
    The Gap, Inc.                                        29,400       758,888
                                                                 ------------
                                                                 $  1,727,644
-----------------------------------------------------------------------------
  Supermarkets - 0.3%
    Safeway, Inc.*                                       16,300  $    891,406
-----------------------------------------------------------------------------
  Telecommunications - 1.5%
    Cabletron Systems, Inc.*                             14,000  $    379,750
    CIENA Corp.*                                          2,380       250,198
    Cisco Systems, Inc.*                                  6,600       355,575
    Corning, Inc.                                         3,975       304,088
    Qwest Communications International, Inc.*             8,500       413,312
    Sprint Corp. (PCS Group)*                            12,800       488,000
    Verizon Communications                               51,600     2,983,125
                                                                 ------------
                                                                 $  5,174,048
-----------------------------------------------------------------------------
  Utilities - Electric - 0.6%
    Sierra Pacific Resources                            110,151  $  1,893,220
    Southern Energy, Inc.*                                1,260        34,335
                                                                 ------------
                                                                 $  1,927,555
-----------------------------------------------------------------------------
Total U.S. Stocks                                                $ 81,630,169
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $175,802,160)                     $213,117,058
-----------------------------------------------------------------------------

Bonds - 35.9%
-----------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
                                                 (000 OMITTED)
-----------------------------------------------------------------------------
U.S. Bonds - 21.4%
  U.S. Federal Agencies - 5.3%
    Federal Home Loan Mortgage Corp.,
       6.625s, 2002                                   $  13,876  $ 13,921,513
    Federal Home Loan Mortgage Corp., 7s, 2005            1,361     1,386,519
    Federal National Mortgage Assn., 6.5s, 2004           2,927     2,925,156
                                                                 ------------
                                                                 $ 18,233,188
-----------------------------------------------------------------------------
  U.S. Treasury Obligations - 16.1%
    U.S. Treasury Notes, 6.75s, 2005                  $  4,587  $  4,755,435
    U.S. Treasury Notes, 6.125s, 2007                    22,285    22,598,327
    U.S. Treasury Notes, 3.875s, 2009                     1,433     1,433,174
    U.S. Treasury Notes, 5.5s, 2009                       5,275     5,156,312
    U.S. Treasury Notes, 5.75s, 2010                      6,166     6,160,204
    U.S. Treasury Bonds, 6.25s, 2023                     14,766    15,232,015
                                                                 ------------
                                                                 $ 55,335,467
-----------------------------------------------------------------------------
Total U.S. Bonds                                                 $ 73,568,655
-----------------------------------------------------------------------------
Foreign Bonds - 14.5%
  Australia - 0.2%
    Commonwealth of Australia, 7.5s, 2005          AUD    1,209  $    661,136
-----------------------------------------------------------------------------
  Canada - 1.6%
    Government of Canada, 5.25s, 2008                 $   3,041  $  2,770,996
    Government of Canada, 5.5s, 2009               CAD    4,390     2,807,875
                                                                 ------------
                                                                 $  5,578,871
-----------------------------------------------------------------------------
  Denmark - 1.1%
    Kingdom of Denmark, 7s, 2007                   DKK   30,341  $  3,752,106
-----------------------------------------------------------------------------
  Germany - 3.6%
    Federal Republic of Germany, 4.5s, 2009        EUR   15,178  $ 12,237,779
-----------------------------------------------------------------------------
  Greece - 1.0%
    Hellenic Republic, 8.9s, 2003                  GRD  648,000  $  1,733,801
    Hellenic Republic, 8.7s, 2005                       413,000     1,147,913
    Hellenic Republic, 8.6s, 2008                       193,000       557,283
                                                                 ------------
                                                                 $  3,438,997
-----------------------------------------------------------------------------
  Italy - 0.9%
    Republic of Italy, 5s, 2008                    EUR    3,578  $  2,938,918
-----------------------------------------------------------------------------
  Japan - 2.3%
    Development Bank of Japan, 1.75s, 2010
      (Banks and Credit Cos.)                      JPY  201,000  $  1,830,708
    International Bank for Reconstruction &
      Developement, 2s, 2008 (Banks and
      Credit Cos.)                                      630,400     5,990,499
                                                                 ------------
                                                                 $  7,821,207
-----------------------------------------------------------------------------
  Mexico - 0.1%
    United Mexican States, 9.875s, 2010               $     334  $    346,525
-----------------------------------------------------------------------------
  Sweden - 0.4%
    Kingdom of Sweden, 6s, 2005                    SEK    4,000  $    416,175
    Kingdom of Sweden, 9s, 2009                           8,700     1,093,883
                                                                 ------------
                                                                 $  1,510,058
-----------------------------------------------------------------------------
  United Kingdom - 3.3%
    United Kingdom Treasury, 6.5s, 2003            GBP    5,000  $  7,404,050
    United Kingdom Treasury, 6.75s, 2004                  2,624     3,966,480
                                                                 ------------
                                                                 $ 11,370,530
-----------------------------------------------------------------------------
Total Foreign Bonds                                              $ 49,656,127
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $130,406,809)                      $123,224,782
-----------------------------------------------------------------------------

 Call Options Purchased
-----------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE              (000 OMITTED)
-----------------------------------------------------------------------------
    Japan Government Bonds/November/132.4
      (Premiums Paid, $54,757)                     JPY  540,000  $     54,198
-----------------------------------------------------------------------------

Short-Term Obligations - 1.3%
-----------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)         VALUE
-----------------------------------------------------------------------------
    Associates Corp. of North America,
       due 11/01/00                                   $     911  $    911,000
    Chase Nassau Time Deposit, due 11/01/00                 132       132,000
    Ford Motor Credit Corp., due 11/01/00                 1,040     1,040,000
    General Electric Capital Corp., due 11/01/00          1,271     1,271,000
    General Motors Acceptance Corp., due 11/01/00         1,028     1,028,000
    Prudential Funding Corp., due 11/01/00                  119       119,000
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $  4,501,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $310,764,726)                $340,897,038
-----------------------------------------------------------------------------
Put Options Written
-----------------------------------------------------------------------------

                                               PRINCIPAL AMOUNT
                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE              (000 OMITTED)
-----------------------------------------------------------------------------
    Japan Government Bonds/November/132.4
      (Premiums Received, $54,757)                 JPY  540,000  $     (7,672)
-----------------------------------------------------------------------------
Other Assets, Less Liabilities - 0.8%                               2,649,362
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $343,538,728
-----------------------------------------------------------------------------
*Non-income producing security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

     AUD = Australian Dollars      GBP = British Pounds
     CAD = Canadian Dollars        GRD = Greek Drachma
     DKK = Danish Kroner           JPY = Japanese Yen
     EUR = Euro                    SEK = Swedish Krona

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
OCTOBER 31, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $310,764,726)       $340,897,038
  Investment of cash collateral for securities loaned, at
   cost and value                                                6,460,724
  Cash                                                               8,320
  Net receivable for forward foreign currency exchange
contracts to sell                                                  460,483
  Net receivable for forward foreign currency exchange
    contracts closed or subject to master netting
    agreements                                                     270,131
  Receivable for fund shares sold                                  822,569
  Receivable for investments sold                                  589,361
  Interest and dividends receivable                              2,716,007
  Other assets                                                       3,809
                                                              ------------
      Total assets                                            $352,228,442
                                                              ------------
Liabilities:
  Payable for fund shares reacquired                          $    443,071
  Payable for investments purchased                              1,465,843
  Net payable for forward foreign currency exchange
    contracts to purchase                                           56,421
  Collateral for securities loaned                               6,460,724
  Written options outstanding, at value
    (premiums received, $54,757)                                     7,672
  Payable to affiliates -
    Management fee                                                   7,197
    Shareholder servicing agent fee                                    933
    Distribution and service fee                                     6,140
    Administrative fee                                                 163
  Accrued expenses and other liabilities                           241,550
                                                              ------------
      Total liabilities                                       $  8,689,714
                                                              ------------
Net assets                                                    $343,538,728
                                                              ============

Net assets consist of:
  Paid-in capital                                             $285,426,836
  Unrealized appreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                          30,770,688
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions               20,235,996
  Accumulated undistributed net investment income                7,105,208
                                                              ------------
      Total                                                   $343,538,728
                                                              ============
Shares of beneficial interest outstanding                      25,007,130
                                                               ==========

Class A shares:
  Net asset value per share
    (net assets of $178,773,098 / 12,989,577 shares of
     beneficial interest outstanding)                           $13.76
                                                                ======
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                 $14.45
                                                                ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $118,676,148 / 8,649,994 shares of
     beneficial interest outstanding)                           $13.72
                                                                ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $44,468,309 / 3,250,103 shares of
     beneficial interest outstanding)                           $13.68
                                                                ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $1,621,173 / 117,456 shares of
     beneficial interest outstanding)                           $13.80
                                                                ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2000
------------------------------------------------------------------------------
Net investment income:

  Income -
    Interest                                                      $   8,196,189
    Dividends                                                         7,216,107
    Foreign taxes withheld                                             (431,563)
                                                                  -------------
      Total investment income                                     $  14,980,733
                                                                  -------------
  Expenses -
    Management fee                                                $   3,098,763
    Trustees' compensation                                               43,859
    Shareholder servicing agent fee                                     361,617
    Distribution and service fee (Class A)                              647,098
    Distribution and service fee (Class B)                            1,263,509
    Distribution and service fee (Class C)                              487,859
    Administrative fee                                                   51,534
    Custodian fee                                                       280,661
    Postage                                                              42,837
    Printing                                                             29,753
    Auditing fees                                                        43,100
    Legal fees                                                            4,748
    Miscellaneous                                                       266,267
                                                                  -------------
      Total expenses                                              $   6,621,605
    Fees paid indirectly                                                (35,163)
                                                                  -------------
      Net expenses                                                $   6,586,442
                                                                  -------------
        Net investment income                                     $   8,394,291
                                                                  -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                       $  18,687,668
    Written option transactions                                         287,073
    Foreign currency transactions                                     4,533,857
                                                                  -------------
      Net realized gain on investments and foreign currency
         transactions                                             $  23,508,598
                                                                  -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $  (5,343,416)
    Written options                                                     (54,784)
    Translation of assets and liabilities in foreign currencies         543,921
                                                                  -------------
      Net unrealized loss on investments and foreign currency
         translation                                              $  (4,854,279)
                                                                  -------------
        Net realized and unrealized gain on investments
          and foreign currency                                    $  18,654,319
                                                                  -------------
          Increase in net assets from operations                  $  27,048,610
                                                                  =============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                   2000                       1999
--------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                         $   8,394,291              $   5,260,519
  Net realized gain on investments and foreign currency
    transactions                                                   23,508,598                 30,457,922
  Net unrealized loss on investments and foreign currency
    translation                                                    (4,854,279)               (19,922,300)
                                                                -------------              -------------
    Increase in net assets from operations                      $  27,048,610              $  15,796,141
                                                                -------------              -------------
Distributions declared to shareholders -
  From net investment income (Class A)                          $  (2,966,433)             $  (3,114,718)
  From net investment income (Class B)                             (1,297,376)                (1,553,313)
  From net investment income (Class C)                               (592,734)                  (558,400)
  From net investment income (Class I)                                (30,408)                   (34,089)
  From net realized gain on investments and foreign
    currency transactions (Class A)                               (13,850,883)               (11,788,156)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (9,623,474)                (7,739,436)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                (3,895,074)                (2,444,103)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                  (113,766)                  (120,309)
  In excess of net investment income (Class A)                         --                     (1,421,757)
  In excess of net investment income (Class B)                         --                       (709,031)
  In excess of net investment income (Class C)                         --                       (254,890)
  In excess of net investment income (Class I)                         --                        (15,560)
                                                                -------------              -------------
    Total distributions declared to shareholders                $ (32,370,148)             $ (29,753,762)
                                                                -------------              -------------

Net increase (decrease) in net assets from fund share
  transactions                                                  $ (22,720,438)             $  64,579,969
                                                                -------------              -------------
      Total increase (decrease) in net assets                   $ (28,041,976)             $  50,622,348
Net assets:
  At beginning of year                                            371,580,704                320,958,356
                                                                -------------              -------------

At end of year (including accumulated undistributed net
  investment income of $7,105,208 and $654,061, respectively)   $ 343,538,728              $ 371,580,704
                                                                =============              =============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                             2000               1999             1998             1997             1996
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year              $13.98             $14.59           $13.84           $12.73           $11.57
                                                 ------             ------           ------           ------           ------

Income from investment operations# -
  Net investment income                          $ 0.36             $ 0.25           $ 0.28           $ 0.31           $ 0.34
  Net realized and unrealized gain on
    investments and foreign currency               0.70               0.45             1.57             1.61             1.46
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $ 1.06             $ 0.70           $ 1.85           $ 1.92           $ 1.80
                                                 ------             ------           ------           ------           ------

Less distributions declared to shareholders -
  From net investment income                    $ (0.23)           $ (0.24)         $ (0.18)         $ (0.21)         $ (0.63)
  From net realized gain on investments
    and foreign currency transactions             (1.05)             (0.96)           (0.92)           (0.60)           (0.01)
  In excess of net investment income               --                (0.11)            --               --               --
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(1.28)            $(1.31)          $(1.10)          $(0.81)          $(0.64)
                                                 ------             ------           ------           ------           ------
Net asset value - end of year                    $13.76             $13.98           $14.59           $13.84           $12.73
                                                 ======             ======           ======           ======           ======
Total return(+)                                    7.76%              4.96%           14.29%           15.71%           16.06%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       1.51%              1.48%            1.51%            1.59%            1.63%
  Net investment income                            2.62%              1.74%            1.99%            2.35%            2.79%
Portfolio turnover                                   91%               109%             183%             143%             167%
Net assets at end of year (000 Omitted)        $178,773           $187,780         $174,576         $152,919         $129,843

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                               2000               1999             1998            1997            1996
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year                $13.95             $14.56           $13.82          $12.71          $11.52
                                                   ------             ------           ------          ------          ------

Income from investment operations# -
  Net investment income                            $ 0.27             $ 0.16           $ 0.19          $ 0.22          $ 0.25
  Net realized and unrealized gain on
    investments and foreign currency                 0.69               0.45             1.56            1.62            1.46
                                                   ------             ------           ------          ------          ------
      Total from investment operations             $ 0.96             $ 0.61           $ 1.75          $ 1.84          $ 1.71
                                                   ------             ------           ------          ------          ------

Less distributions declared to shareholders -
  From net investment income                       $(0.14)            $(0.18)          $(0.09)         $(0.13)         $(0.47)
  From net realized gain on investments and
    foreign currency transactions                   (1.05)             (0.96)           (0.92)          (0.60)          (0.01)
  In excess of net investment income                 --                (0.08)            --              --             (0.04)
                                                   ------             ------           ------          ------          ------
      Total distributions declared to
        shareholders                               $(1.19)            $(1.22)          $(1.01)         $(0.73)         $(0.52)
                                                   ------             ------           ------          ------          ------
Net asset value - end of year                      $13.72             $13.95           $14.56          $13.82          $12.71
                                                   ======             ======           ======          ======          ======
Total return                                         7.07%              4.22%           13.57%          15.00%          15.29%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                         2.16%              2.14%            2.16%           2.25%           2.34%
  Net investment income                              1.98%              1.13%            1.33%           1.70%           2.07%
Portfolio turnover                                     91%               109%             183%            143%            167%
Net assets at end of year (000 Omitted)          $118,676           $130,413         $113,966         $96,931         $71,788

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                 2000              1999            1998            1997            1996
-----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year                  $13.94            $14.56          $13.82          $12.72          $11.52
                                                     ------            ------          ------          ------          ------

Income from investment operations# -
  Net investment income                              $ 0.27            $ 0.16          $ 0.19          $ 0.23          $ 0.26
  Net realized and unrealized gain on
    investments and foreign currency                   0.69              0.45            1.56            1.61            1.46
                                                     ------            ------          ------          ------          ------
      Total from investment operations               $ 0.96            $ 0.61          $ 1.75          $ 1.84          $ 1.72
                                                     ------            ------          ------          ------          ------

Less distributions declared to shareholders -
  From net investment income                         $(0.17)           $(0.19)         $(0.09)         $(0.14)         $(0.51)
  From net realized gain on investments and
    foreign currency transactions                     (1.05)            (0.96)          (0.92)          (0.60)          (0.01)
  In excess of net investment income                   --               (0.08)           --              --              --
                                                     ------            ------          ------          ------          ------
      Total distributions declared to
        shareholders                                 $(1.22)           $(1.23)         $(1.01)         $(0.74)         $(0.52)
                                                     ------            ------          ------          ------          ------
Net asset value - end of year                        $13.68            $13.94          $14.56          $13.82          $12.72
                                                     ======            ======          ======          ======          ======
Total return                                           7.11%             4.23%          13.52%          14.97%          15.41%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           2.16%             2.14%           2.16%           2.24%           2.27%
  Net investment income                                1.97%             1.13%           1.33%           1.71%           2.14%
Portfolio turnover                                       91%              109%            183%            143%            167%
Net assets at end of year (000 Omitted)             $44,468           $51,800         $30,580         $21,725         $14,248

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                        2000               1999               1998              1997*
--------------------------------------------------------------------------------------------------------------------------
                                     CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year                         $14.02             $14.60             $13.86             $12.51
                                                            ------             ------             ------             ------
Income from investment operations# -
  Net investment income                                     $ 0.41             $ 0.29             $ 0.33             $ 0.30
  Net realized and unrealized gain on investments
    and foreign currency                                      0.69               0.49               1.56               1.21
                                                            ------             ------             ------             ------
      Total from investment operations                      $ 1.10             $ 0.78             $ 1.89             $ 1.51
                                                            ------             ------             ------             ------
Less distributions declared to shareholders -
  From net investment income                                $(0.27)            $(0.28)            $(0.23)            $(0.16)
  From net realized gain on investments and foreign
    currency transactions                                    (1.05)             (0.96)             (0.92)              --
  In excess of net investment income                          --                (0.12)              --                 --
                                                            ------             ------             ------             ------
      Total distributions declared to shareholders          $(1.32)            $(1.36)            $(1.15)            $(0.16)
                                                            ------             ------             ------             ------
Net asset value - end of year                               $13.80             $14.02             $14.60             $13.86
                                                            ======             ======             ======             ======
Total return                                                  8.19%              5.40%             14.78%             12.08%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  1.16%              1.13%              1.16%              1.24%+
  Net investment income                                       2.98%              2.08%              2.33%              2.72%+
Portfolio turnover                                              91%               109%               183%               143%
Net assets at end of year (000 Omitted)                     $1,621             $1,587             $1,837             $1,848

 *For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Total Return Fund (the fund) is a non-diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over- the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At October 31, 2000, the value of securities loaned was $6,187,937. These loans were collateralized by cash of $6,460,724 which was invested in the following short-term obligations:
                                                  PRINCIPAL  AMORTIZED COST
                                                     AMOUNT       AND VALUE
------------------------------------------------------------------------------
Salomon Smith Barney, Inc. (GNMA Repurchase
Agreement)                                       $6,460,724      $6,460,724

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations. During the period, the fund's custodian fees were reduced by $35,163 under this arrangement.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 2000, $2,943,807 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to accumulated undistributed net investment income due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share. At October 31, 2000, accumulated undistributed net investment income (realized gain on investments and foreign currency transactions) under book accounting were different from tax accounting due to temporary differences.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund's average daily net assets and 5.00% of investment income.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $12,258 for the year ended October 31, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $35,203 for the year ended October 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $54,195 for the year ended October 31, 2000. Fees incurred under the distribution plan during the year ended October 31, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $41,742 and $99,235 for Class B and Class C shares, respectively, for the year ended October 31, 2000. Fees incurred under the distribution plan during the year ended October 31, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 2000, were $19,248, $196,112, and $26,564 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                  PURCHASES           SALES
------------------------------------------------------------------------------
U.S. government securities                     $107,752,929    $116,638,148
                                               ------------    ------------
Investments (non-U.S. government
securities)                                    $210,618,438    $216,688,953
                                               ------------    ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $310,851,109
                                                               ------------
Gross unrealized appreciation                                  $ 49,417,572
Gross unrealized depreciation                                   (19,371,643)
                                                               ------------
    Net unrealized appreciation                                $ 30,045,929
                                                               ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                      YEAR ENDED OCTOBER 31, 2000                 YEAR ENDED OCTOBER 31, 1999
                                   ------------------------------              ------------------------------
                                          SHARES           AMOUNT                     SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                            4,375,170    $  60,505,261                  9,527,402    $ 134,146,764
Shares issued to shareholders in
  reinvestment of distributions        1,141,297       15,423,878                  1,085,836       15,052,372
Shares reacquired                     (5,955,208)     (82,372,751)                (9,149,274)    (128,731,794)
                                   -------------    -------------              -------------    -------------
    Net increase (decrease)             (438,741)   $  (6,443,612)                 1,463,964    $  20,467,342
                                   =============    =============              =============    =============

Class B shares
                                      YEAR ENDED OCTOBER 31, 2000                 YEAR ENDED OCTOBER 31, 1999
                                   ------------------------------              ------------------------------
                                          SHARES           AMOUNT                     SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                            1,175,541    $  16,208,204                  3,001,659    $  42,221,918
Shares issued to shareholders in
  reinvestment of distributions          667,902        9,008,101                    605,278        8,397,365
Shares reacquired                     (2,540,589)     (35,113,210)                (2,084,987)     (29,223,273)
                                   -------------    -------------              -------------    -------------
    Net increase (decrease)             (697,146)   $  (9,896,905)                 1,521,950    $  21,396,010
                                   =============    =============              =============    =============

Class C shares
                                      YEAR ENDED OCTOBER 31, 2000                 YEAR ENDED OCTOBER 31, 1999
                                   ------------------------------              ------------------------------
                                          SHARES           AMOUNT                     SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                            1,120,044    $  15,459,232                  2,526,464    $  35,622,025
Shares issued to shareholders in
  reinvestment of distributions          208,517        2,803,175                    162,826        2,255,584
Shares reacquired                     (1,794,659)     (24,697,500)                (1,073,242)     (14,982,438)
                                   -------------    -------------              -------------    -------------
    Net increase (decrease)             (466,098)   $  (6,435,093)                 1,616,048    $  22,895,171
                                   =============    =============              =============    =============

Class I shares
                                      YEAR ENDED OCTOBER 31, 2000                 YEAR ENDED OCTOBER 31, 1999
                                   ------------------------------              ------------------------------
                                          SHARES           AMOUNT                     SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                              126,150    $   1,778,946                      9,498    $     132,481
Shares issued to shareholders in
  reinvestment of distributions           10,643          144,174                     12,261          169,958
Shares reacquired                       (132,567)      (1,867,948)                   (34,292)        (480,993)
                                   -------------    -------------              -------------    -------------
    Net increase (decrease)                4,226    $      55,172                    (12,533)   $    (178,554)
                                   =============    =============              =============    =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended October 31, 2000, was $2,643. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                        NUMBER OF
                                                        CONTRACTS   PREMIUMS
-----------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF YEAR                                 2   $  200,516

  Options written                                              3      172,002
  Options terminated in closing transactions                  (4)    (317,761)
                                                                   ----------
OUTSTANDING, END OF YEAR                                       1   $   54,757
                                                                   ==========

At October 31, 2000, the fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                              NET
                                                                                                       UNREALIZED
                SETTLEMENT               CONTRACTS TO         IN EXCHANGE           CONTRACTS        APPRECIATION
                      DATE            DELIVER/RECEIVE                 FOR            AT VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------
Sales             12/15/00  AUD             1,223,476         $   681,794         $   634,147            $ 47,647
                  12/15/00  CAD             4,388,135           2,974,987           2,876,793              98,194
                  12/15/00  DKK            37,984,395           4,445,219           4,339,188             106,031
                  12/15/00  GRD         1,394,317,908           3,587,593           3,484,209             103,384
                  12/15/00  SEK            21,472,918           2,262,689           2,157,462             105,227
                                                              -----------         -----------            --------
                                                              $13,952,282         $13,491,799            $460,483
                                                              ===========         ===========            ========

Purchases         12/15/00  AUD             1,499,187         $   833,473         $   777,052            $(56,421)
                                                              -----------         -----------            --------

At October 31, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $273,891 with Merrill Lynch and $23,170 with C. S. First Boston and closed forward foreign currency exchange contracts excluded above amount to a net payable of $26,930 with Deutsche Bank.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust VI and Shareholders of MFS Global Total Return Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Total Return Fund (the fund) including the schedule of portfolio investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Global Total Return Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.
                                            ERNST & YOUNG LLP
Boston, Massachusetts
December 8, 2000

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

THE FUND HAS DESIGNATED $27,483,197 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED OCTOBER 31, 2000.

FOR THE YEAR ENDED OCTOBER 31, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 7.73%.

FOR THE YEAR ENDED OCTOBER 31, 2000, INCOME FROM FOREIGN SOURCES WAS $9,209,226, AND THE FUND DESIGNATED A FOREIGN TAX CREDIT OF $429,694.

MFS(R) Global Total Return Fund


TRUSTEES
Marshall N. Cohan+ - Private Investor     ASSISTANT TREASURERS
                                          Mark E. Bradley*
Lawrence H. Cohn, M.D.+ - Chief of        Robert R. Flaherty*
Cardiac Surgery, Brigham and Women's      Laura F. Healy*
Hospital; Professor of Surgery,           Ellen Moynihan*
Harvard Medical School
                                          SECRETARY
The Hon. Sir J. David Gibbons, KBE+ -     Stephen E. Cavan*
Chief Executive Officer, Edmund
Gibbons Ltd.; Chairman, Colonial          ASSISTANT SECRETARY
Insurance Company, Ltd.                   James R. Bordewick, Jr.*

Abby M. O'Neill+ - Private Investor       CUSTODIAN
                                          State Street Bank and Trust Company
Walter E. Robb, III+ - President and
Treasurer, Benchmark Advisors, Inc.       AUDITORS
(corporate financial consultants);        Ernst & Young LLP
President, Benchmark Consulting
Group, Inc. (office services)             INVESTOR INFORMATION
                                          For information on MFS mutual funds,
Arnold D. Scott* - Senior Executive       call your investment professional or,
Vice President, Director, and             for an information kit, call toll
Secretary, MFS Investment Management      free: 1-800-637-2929 any business day
                                          from 9 a.m. to 5 p.m. Eastern time
Jeffrey L. Shames* - Chairman and         (or leave a message anytime).
Chief Executive Officer, MFS
Investment Management                     INVESTOR SERVICE
                                          MFS Service Center, Inc.
J. Dale Sherratt+ - President,            P.O. Box 2281
Insight Resources, Inc. (acquisition      Boston, MA 02107-9906
planning specialists)
                                          For general information, call toll
Ward Smith+ - Former Chairman (until      free: 1-800-225-2606 any business day
1994), NACCO Industries (holding          from 8 a.m. to 8 p.m. Eastern time.
company)
                                          For service to speech- or
INVESTMENT ADVISER                        hearing-impaired, call toll free:
Massachusetts Financial Services Company  1-800-637-6576 any business day from
500 Boylston Street                       9 a.m. to 5 p.m. Eastern time. (To
Boston, MA 02116-3741                     use this service, your phone must be
                                          equipped with a Telecommunications
DISTRIBUTOR                               Device for the Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                       For share prices, account balances,
Boston, MA 02116-3741                     exchanges, or stock and bond
                                          outlooks, call toll free:
CHAIRMAN AND PRESIDENT                    1-800-MFS-TALK (1-800-637-8255)
Jeffrey L. Shames*                        anytime from a touch-tone telephone.

PORTFOLIO MANAGERS                        WORLD WIDE WEB
Stephen C. Bryant*                        www.mfs.com
Steven R. Gorham*
Frederick J. Simmons*

TREASURER
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) GLOBAL TOTAL RETURN FUND                                     ------------
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                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                             MWT-2  12/00  46M   24/224/324/824